EXHIBIT 10.22

                    FOURTH AMENDMENT TO LOAN AGREEMENT



     THIS FOURTH AMENDMENT TO LOAN AGREEMENT dated January 23, 1996, by and between:

          ORANGE-CO, INC., a Florida corporation and ORANGE-CO
          OF FLORIDA, INC., a Florida corporation, 2020 Highway
          17 South, Bartow, Florida 33830 (hereinafter collectively referred to as the "Borrowers");

                                    and

          SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, f/k/a SUN BANK, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Post Office Box 3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").


                               W I T N E S S E T H:


     WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, by and among the Bank and the Borrowers, as amended, the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $40,000,000.00 (the "Working Capital Loan") and a revolving line of credit loan in the maximum principal amount of $6,000,000.00 (the Revolving Loan ); and

     WHEREAS, the Borrowers have requested the Bank to (a) renew and extend the maturity date of the Working Capital Loan from January 31, 1997 until April 30, 1997 and (b) renew and extend the maturity of the Revolving Loan from January 31, 1996 until April 30, 1996.

     NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:

     1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) The definition of "Revolving Period" is hereby deleted and, in lieu thereof, there is substituted the following:

               "'Revolving Period' shall mean the period during the term of the Loans, which, in the case of the Revolving Loan, shall commence on the date hereof and end on the earlier of the occurrence of (i) an Event of Default or (ii) April 30, 1996, or such later date as the Bank may agree to in writing, and in the case of the Working
               Capital Loan, shall commence on the date hereof and end on the occurrence of (i) an Event of Default or (ii) April 30, 1997, or such later date as the Bank may agree to in writing."

     2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents (as defined in the Loan Agreement) unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

     3. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of this Fourth Amendment to Loan Agreement and the other loan documents provided to the Bank in connection therewith has been duly authorized by all requisite action of the Borrowers; and

          (b) The Loan Documents are valid, legal binding obligations of the Borrowers enforceable in accordance with their terms. There are no defenses, counterclaims, rights of setoff or recoupment thereunder.

     4. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this Fourth Amendment to Loan Agreement shall not be deemed to be a novation.

     5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties have executed the Fourth Amendment to Loan Agreement as of the day and year first above written.

                              BORROWERS:

                              ORANGE-CO, INC., a Florida corporation





                              By:  /s/Dale A. Bruwelheide
                                   -----------------------------------
                                   Dale A. Bruwelheide, Vice President


ATTEST

/s/John R. Alexander
________________________________
John R. Alexander, Secretary

     (CORPORATE SEAL)


                              ORANGE-CO OF FLORIDA, INC., a Florida
                              corporation




                              By:  /s/Dale A. Bruwelheide
                                   ___________________________________
                                   Dale A. Bruwelheide, Vice President

ATTEST


/s/John R. Alexander
________________________________
John R. Alexander, Secretary

     (CORPORATE SEAL)


                         BANK:

                         SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                         ASSOCIATION f/k/a SUN BANK, NATIONAL ASSOCIATION




                         By: /s/William A. Mang
                             _____________________________________
                             William A. Mang, First Vice President